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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement No. 333-46421 of Il Fornaio (America) Corporation on Form S-8 of our report dated February 5, 1999, appearing in this Annual Report on Form 10-K of Il Fornaio (America) Corporation for the year ended December 27, 1998.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP


San Francisco, CA
March 25, 1999